Second Quarter 2025 Earnings Supplemental August 6, 2025

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$(0.04) Distributable Earnings (Loss)(3) Before Realized Gains and Losses per Share Q2'25 SUMMARY RESULTSINVESTMENT PORTFOL IO 3 $1.9B(1) Total Loan Portfolio Commitments Across 47 loan Investments 100% Loans 99% Senior Loans 98% Floating Rate 64.7% Weighted Average Stabilized LTV at Origination ~64% Non-Mark-to- Market Borrowings 2.1x Total Leverage Ratio $1.8B Total Financing Capacity with $1.3B Outstanding $85.1 million Unrestricted Cash Balance; Held $107.0 million in REO(4) $38.9 million Average Unpaid Principal Balance Company Overview CAP ITAL IZAT ION $(0.94) Distributable Earnings (Loss)(3) per Share 8.1% Annualized Dividend Yield(5) $0.05 Dividend per Share $(0.35) GAAP Net (Loss)(2) per Share $155.1 million allowance for credit losses, or 8.1% of portfolio commitments, of which 63%, or $97.5 million, is allocated to specific CECL reserves $1.8B financing capacity with $1.3B outstanding, including $0.6B across four facilities and $0.7B in non-recourse and non-mark-to-market borrowings from two CRE CLOs No remaining corporate debt maturities $7.99 Book Value per Common Share An internally-managed commercial real estate finance company operating as a REIT, focused on originating and investing in floating-rate, first mortgage loans secured by institutional-quality transitional properties. Conservatively managed balance sheet with a granular investment portfolio and a well-balanced funding profile Note: Per share metrics utilize basic common shares as the denominator

FINANCIAL SUMMARY ▪ GAAP Net (Loss) attributable to common stockholders of $(17.0) million, or $(0.35) per basic common share ▪ Distributable Earnings (Loss)(3) of $(45.3) million, or $(0.94) per basic common share ▪ Distributable Earnings (Loss) Before Realized Gains and Losses(3) of $(2.0) million, or $(0.04) per basic common share PORTFOLIO ACTIVITY ▪ Net loan portfolio activity of $(115.1) million in unpaid principal balance ◦ $(32.1) million full loan repayments and partial repayments of $(2.4) million ◦ Two resolutions of $(94.1) million, inclusive of write-offs $(36.1) million ◦ Fundings of $13.5 million ▪ Sold an REO property located in Phoenix, AZ, for a net sales price of $16.7 million, which resulted in a gain on sale of $0.3 million, or $0.01 per basic share PORTFOLIO OVERVIEW ▪ Loan portfolio of $1.9 billion(1) in total loan commitments across 47 loan investments ▪ Total CECL reserve of $155.1 million, or 8.1% of total loan portfolio commitments ▪ Weighted average loan portfolio risk rating of 2.8 ▪ Held two REO assets with an aggregate carrying value of $107.0 million(4) CAPITALIZATION & LIQUIDITY ▪ Extended the maturities of all repurchase facilities by one year ▪ Q2 2025 common stock repurchases ◦ 1.25 million shares at average price of $2.48 per share for total of $3.1 million ◦ Book value accretion of $0.15 per share ▪ Unrestricted cash of $85.1 million and Total Leverage Ratio of 2.1x ▪ No corporate debt maturities remaining Q2 2025 Summary Results 4

SUBSEQUENT EVENTS ▪ In July, resolved a loan secured by a student housing property located in Louisville, KY ◦ As of June 30, 2025, the loan was on nonaccrual status with an unpaid principal balance of $50.0 million and risk rating of “5”. As a result of the property sale, the Company expects to recognize a write-off of approximately $(19.3) million, which had been reserved for through a previously recorded $(22.6) million allowance for credit losses, and expects to recognize a GAAP benefit from provision for credit losses of approximately $3.3 million ▪ So far in Q3’25, funded about $5.4 million on existing loan commitments ▪ Extended the maturity of the secured credit facility to December 2026 ◦ Reduced the financing spread by 75 basis points and reduced borrowings by $7.5 million ▪ As of August 4, 2025, carried approximately $73.3 million in unrestricted cash Post-Q2 2025 Business Update 5

Summary Income Statement ($ in millions, except per share data) (Unaudited) Net Interest Income $8.0 (Provision) for Credit Losses $(11.0) Revenue / (Expenses) from REO Operations, net $(1.5) Operating Expenses $(9.0) Dividends on Preferred Stock $(3.6) GAAP Net (loss) attributable to common stockholders $(17.0) Net (loss) Per Basic Common Share $(0.35) Net (loss) Per Diluted Common Share $(0.35) Common Dividend Per Share $0.05 Series A Preferred Dividend Per Share $0.4375 Basic Wtd. Avg. Common Shares 48,030,130 Diluted Wtd. Avg. Common Shares 48,030,130 Q2 2025 Financial Summary 6 Summary Balance Sheet ($ in millions, except per share data, reflects carrying values) (Unaudited) Cash $85.1 Restricted Cash $10.8 Loans Held-for-Investment, net $1,671.3 Real Estate Owned, net(4) $107.0 Repurchase Facilities $474.4 Securitized (CLO) Debt $743.5 Secured Credit Facility $86.8 Preferred Equity $205.7 Common Equity $378.5 Total Stockholders’ Equity $584.2 Common Shares Outstanding 47,394,519 Book Value Per Common Share $7.99

3/31/2025 GAAP Net (loss) Series A Preferred Dividend Declaration Common Stock Dividend Declaration Common Stock Repurchases Equity Compensation, Net 6/30/2025 $(0.28) Q2 2025 Earnings and Book Value Per Share ▪ GAAP Net (Loss) attributable to common stockholders of $(17.0) million, or $(0.35) per basic common share, inclusive of a $(11.0) million, or $(0.23) per basic common share, provision for credit losses ▪ Book value per share of common stock at June 30, 2025, was $7.99, inclusive of $(3.27) per basic common share of total CECL reserve 7 BOOK VALUE PER COMMON SHARE OUTSTANDING ROLLFORWARD $(0.07) $(0.05) Represents $(0.35) GAAP net (loss) per basic common share $8.24 $0.15 $— $7.99

Loan Investment Portfolio Credit Overview 8 CECL RESERVE BY QUARTER ($ in mi l l i ons ) CECL RESERVE AS % OF COMMITMENTS BY QUARTER STABILIZED LTV AT ORIGINATION RISK RATINGS Weighted average portfolio risk rating of 2.8 $259.0 $201.0 $180.2 $155.1 $58.8 $46.3 $45.9 $57.5 $200.3 $154.7 $134.3 $97.5 General Specific 9/30/2024 12/31/2024 3/31/2025 6/30/2025 10.5% 9.2% 8.8% 8.1% 9/30/2024 12/31/2024 3/31/2025 6/30/2025 22.8% 25.2% 20.0% 26.3% 5.7% <60% 60-65% 65-70% 70-75% 75-80% 7.7% 34.5% 36.0% 9.6% 12.2% 1 2 3 4 5

3/31/2025 6/30/2025 Q2 2025 Loan Investment Portfolio Activity ▪ Net loan portfolio activity of $(115.1) million in unpaid principal balance, attributed to two full loan repayments of $(32.1) million and partial repayments of $(2.4) million, two loan resolutions of $(94.1) million, offset by increases of $13.5 million from existing loan commitments and upsizes ▪ Two resolutions of $(94.1) million, including one discounted loan payoff and one loan modification with a subsequent subordinate note write-off 9 UNPAID PR INCIPAL BALANCE ROLLFORWARD (6) ($ in mi l l i ons ) Unpaid Principal Balance $1,945.0 50 loans Repayments $(34.4) Resolutions $(94.1) Fundings $13.5 Unpaid Principal Balance $1,829.9 47 loans Unfunded Commitments $92.7 Unfunded Commitments $78.3

Loan Investment Portfolio Overview 10 Well-diversified and granular portfolio comprised of over 99% senior loans with a weighted average stabilized LTV at origination of 64.7% Unpaid Principal Balance $1.8 billion Total Loan Commitments $1.9 billion Number of Investments 47 Average UPB ~ $38.9 million Realized Loan Portfolio Yield(7) 7.1% Weighted Average Stabilized LTV at Origination 64.7% Weighted Average Fully-Extended Remaining Term(8) 1.3 years KEY LOAN PORTFOLIO STATISTICS PROPERTY TYPE(9)(10) REGION(10) Office, 43.9% Multifamily, 32.9% Retail, 6.4% Hotel, 6.4% Industrial, 6.8% Other, 3.6% Northeast, 26.5% Southwest, 20.0% Southeast, 21.3% Midwest, 17.6% West, 14.6%

▪ Three loans risk rated “5” with an aggregate unpaid principal balance of $222.8 million ▪ Actively pursuing resolution options, which may include foreclosure, deed-in-lieu, loan restructuring loan or collateral sale ▪ Specific CECL reserves of approximately 44% of unpaid principal balance Overview of Risk-Rated “5” Loans 11 Minneapolis, MN Office(11) Chicago, IL Office(12) Louisville, KY Student Housing(12) Loan Structure Senior floating-rate Senior floating-rate Senior floating-rate Origination Date August 2019 July 2019 August 2017 Collateral Property 409,000 sq. ft. office 346,545 sq. ft. office/retail 271 unit student housing Total Commitment $93 million $80 million $50 million Current UPB $93 million $80 million $50 million Cash Coupon* S+2.8% S+3.7% S+4.4% * Cash coupon does not include origination or exit fees. Weighted average cash coupon excludes fixed rate loans Total Outstanding Current UPB of $172.8 million Resolved Post- Quarter End Total Resolution UPB of $50 million

Office Loan Portfolio Overview 12 ▪ Since 2021, reduced the office exposure by over $(880) million, or about 51%, primarily through repayments, paydowns and proactive loan resolutions ▪ Granular office portfolio across 15 MSAs and 13 States ▪ 57% CBD locations, 43% suburban locations ▪ 41% Top 5 markets, 59% secondary markets ▪ Average unpaid principal balance $38.1 million ▪ Weighted average Stabilized LTV at Origination of 66.2% ▪ 5-rated office exposure in Chicago and Minneapolis ▪ No office exposure in Washington DC, Downtown LA, San Francisco Bay Area, Portland or Seattle OFFICE PORTFOLIO BY REGION(9)(10) REDUCTION IN OFFICE EXPOSURE(9) ($ in millions, reflects UPB) $1,723 $1,404 $1,195 $1,004 $838 2021 2022 2023 2024 Q2’25 51% Northeast, 33.0% Southeast, 24.9% West, 17.8% Midwest, 15.2% Southwest, 9.1%

FINANCING SUMMARY ($ in millions) ($ in millions) Total Capacity Outstanding Balance Weighted Average Cost Advance Rate Non- MTM Repurchase Facilities $970 $474 S+3.20% 61.0% Secured Credit Facility $100 $87 S+6.50% 59.0 % CLO-3 (GPMT 2021-FL3) $383 S+2.39% 83.4 % CLO-4 (GPMT 2021-FL4) $361 S+1.93% 77.3 % Total Borrowings $1,305 Stockholders’ Equity $584 Funding Mix and Capitalization Highlights 13 FUNDING MIX WELL-BALANCED CAPITAL STRUCTURE WITH MODERATE LEVERAGE LEVERAGE RATIOS ~64% Non–MTM 0.8 2.1 Recourse Leverage Total Leverage 6/30/2025 CLOs Repurchase Facilities Secured Credit Facility

Endnotes

Endnotes 1) Includes maximum loan commitments. Unpaid loan principal balance of $1.8 billion 2) Represents Net (loss) attributable to common stockholders 3) Non-GAAP measure. See slide 22 in the Appendix for a reconciliation to financial results prepared in accordance with GAAP 4) Includes $10.9 million in other assets and liabilities related to leases 5) Represents an annualized dividend yield based on a closing price of $2.47 on June 30, 2025 6) Does not include unamortized premiums, unamortized net deferred origination fees and allowance for credit losses which, when included with the unpaid principal balances, represents the GAAP carrying value of the loans held-for-investment in the balance sheet. The GAAP carrying value as of March 31, 2025, was $1,760.4 million and as of June 30, 2025, was $1,671.3 million. The GAAP carrying value does not include accrued interest receivables, exit fee receivables and other receivables, which are reflected separately in the balance sheet. Unfunded commitments are not included in the unpaid principal balance or GAAP carrying value 7) Includes nonaccrual loans 8) Assumes all extension options are exercised and excludes three loans that have passed their maturity date and are not eligible for extension, if applicable 9) Mixed-use properties represented based on allocated loan amounts 10) Percentages are based off of carrying value 11) Loan was placed on nonaccrual status in Q3 2022 12) Loan was place on nonaccrual status in Q4 2023 15

Appendix

* Cash coupon does not include origination or exit fees. Weighted average cash coupon excludes fixed rate loans ** All-in yield at origination includes net origination fees and exit fees, but does not include future fundings, and is expressed as a monthly equivalent. Weighted average yield excludes fixed rate loans Summary of Investment Portfolio 17 ($ in millions) Maximum Loan Commitment Principal Balance Carrying Value Cash Coupon* All-in Yield at Origination** Original Term (Years) Initial LTV at Origination Stabilized LTV at Origination Senior Loans $1,895.1 $1,816.8 $1,658.3 S+3.64% S+3.95% 3.0 69.8% 64.9% Subordinated Loans $13.1 $13.1 $13.0 8.00% 8.11% 10.0 41.4% 36.2% Total Weighted/Average $1,908.2 $1,829.9 $1,671.3 S+3.64% S+3.95% 3.0 69.6% 64.7%

Loan Investment Portfolio 18 ($ in millions) Type Origination Date Maximum Loan Commitment Principal Balance Carrying Value Cash Coupon* All-in Yield at Origination** Original Term (Years) State Property Type Initial LTV at Origination Stabilized LTV at Origination Asset 1 Senior 12/19 $110.2 $108.3 $108.1 S+2.80% S+3.23% 3.0 IL Multifamily 76.5% 73.0 % Asset 2 Senior 10/19 95.1 87.7 87.7 S+2.60% S+3.05% 3.0 TN Office 70.2% 74.2 % Asset 3 Senior 08/19 93.1 93.1 93.2 S+2.80% S+3.26% 3.0 MN Office 73.1% 71.2 % Asset 4 Senior 07/19 79.7 79.7 79.5 S+3.74% S+4.32% 3.0 IL Office 70.0% 64.4 % Asset 5 Senior 06/19 78.7 78.4 78.2 S+3.29% S+3.05% 3.0 TX Mixed-Use 71.7% 72.2 % Asset 6 Senior 12/18 78.1 67.7 67.7 S+3.90% S+3.44% 3.0 TX Office 68.5% 66.7 % Asset 7 Senior 10/22 77.3 77.3 77.1 S+4.50% S+4.61% 2.0 CA Retail 47.7% 36.6 % Asset 8 Senior 12/19 70.9 70.0 70.0 S+3.50% S+3.28% 3.0 NY Office 68.8% 59.3 % Asset 9 Senior 12/23 61.8 58.4 58.4 S+5.50% S+5.65% 2.0 CA Office 80.0% 79.2 % Asset 10 Senior 06/21 52.9 47.7 47.7 S+4.38% S+4.75% 3.0 GA Office 68.0% 69.4 % Asset 11 Senior 07/22 51.5 50.5 50.2 S+2.78% S+4.25% 3.0 GA Multifamily 74.5% 68.2 % Asset 12 Senior 08/17 50.0 50.0 49.8 S+4.35% S+4.40% 3.0 KY Multifamily 79.8% 73.1 % Asset 13 Senior 04/22 48.7 46.9 46.4 S+3.41% S+3.78% 3.0 TX Multifamily 74.4% 64.0 % Asset 14 Senior 03/22 46.9 46.9 46.7 S+3.25% S+3.64% 3.0 MA Industrial 67.3% 60.8 % Asset 15 Senior 07/21 46.4 46.3 46.2 S+3.72% S+4.19% 3.0 CT Office 68.3% 63.5 % Assets 16-47 Various Various $866.9 $821.0 $816.4 S+3.72% S+4.03% 3.2 Various Various 68.6% 62.4 % Allowance for Credit Losses $ (152.0) Total/Weighted Average $1,908.2 $1,829.9 $1,671.3 S+3.64% S+3.95% 3.0     69.6% 64.7% * Cash coupon does not include origination or exit fees. Weighted average cash coupon excludes fixed rate loans ** All-in yield at origination includes net origination fees and exit fees, but does not include future fundings, and is expressed as a monthly equivalent. Weighted average yield excludes fixed rate loans

Average Balances and Yields/Cost of Funds 19 Quarter Ended June 30, 2025 ($ in thousands) Average Balance* Interest Income/Expense Net Yield/Cost of Funds Interest-earning assets Loans held-for-investment Senior loans $1,849,768 $32,759 7.1 % Subordinated loans 13,118 265 8.1 % Total loan interest income/net asset yield $1,862,886 $33,024 7.1 % Other - Interest on cash and cash equivalents $779 Total interest income $33,803 Interest-bearing liabilities Borrowings collateralized by: Loans held-for-investment Senior loans $1,298,686 $24,872 7.7 % Subordinated loans 11,157 260 9.3 % Real estate owned $28,372 $626 8.8 % Total interest expense/cost of funds $1,338,215 $25,758 7.7 % Net interest income/spread $8,045 (0.6) % * Average balance represents average amortized cost on loans held-for-investment

Condensed Consolidated Balance Sheets 20 GRANITE POINT MORTGAGE TRUST INC. CONDENSED CONSOLIDATED BALANCE SHEETS (in thousands, except share data) June 30, 2025 December 31, 2024 ASSETS (unaudited) Loans held-for-investment $ 1,823,279 $ 2,097,375 Allowance for credit losses (151,968) (199,727) Loans held-for-investment, net 1,671,311 1,897,648 Cash and cash equivalents 85,102 87,788 Restricted cash 10,799 26,682 Real estate owned, net 98,704 42,815 Accrued interest receivable 7,529 8,668 Other assets 44,640 51,514 Total Assets $ 1,918,085 $ 2,115,115 LIABILITIES AND STOCKHOLDERS’ EQUITY Liabilities Repurchase facilities $ 474,400 $ 597,874 Securitized debt obligations 743,544 788,313 Secured credit facility 86,774 86,774 Dividends payable 6,193 6,238 Other liabilities 22,845 16,699 Total Liabilities 1,333,756 1,495,898 Stockholders’ Equity 7.00% Series A Fixed-to-Floating Rate Cumulative Redeemable Preferred Stock, par value $0.01 per share; 11,500,000 shares authorized, and 8,229,500 and 8,229,500 shares issued and outstanding, respectively; liquidation preference $25.00 per share 82 82 Common Stock, par value $0.01 per share; 450,000,000 shares authorized, and 47,394,519 shares and 48,801,690 issued and outstanding, respectively 474 488 Additional paid-in capital 1,193,711 1,195,823 Cumulative earnings (159,934) (139,556) Cumulative distributions to stockholders (450,129) (437,745) Total Granite Point Mortgage Trust Inc. Stockholders’ Equity 584,204 619,092 Non-controlling interests 125 125 Total Equity 584,329 619,217 Total Liabilities and Stockholders’ Equity $ 1,918,085 $ 2,115,115

Condensed Consolidated Statements of Comprehensive (Loss) Income 21  GRANITE POINT MORTGAGE TRUST INC. CONDENSED CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (LOSS) (in thousands, except share data) Three Months Ended June 30, Six Months Ended June 30, 2025 2024 2025 2024 Interest income: (unaudited) (unaudited) Loans held-for-investment $ 33,024 $ 46,882 $ 67,351 $ 98,847 Cash and cash equivalents 779 1,597 1,596 3,687 Total interest income 33,803 48,479 68,947 102,534 Interest expense: Repurchase facilities 10,590 19,331 22,475 40,059 Securitized debt obligations 12,604 18,303 25,284 36,418 Secured credit facility 2,564 2,714 5,103 5,403 Total Interest Expense 25,758 40,348 52,862 81,880 Net interest income 8,045 8,131 16,085 20,654 Other income (loss): Revenue from real estate owned operations 3,753 1,111 6,847 2,253 (Provision for) Benefit from credit losses (10,984) (60,756) (14,754) (136,308) Gain/(loss) on real estate owned 301 — 301 — Gain (loss) on extinguishment of debt — (786) — (786) Total other (loss) (6,930) (60,431) (7,606) (134,841) Expenses: Compensation and benefits 5,718 4,721 11,489 10,708 Servicing expenses 817 1,398 1,848 2,774 Expenses from real estate owned operations 5,227 1,950 9,731 3,995 Other operating expenses 2,717 2,700 5,720 5,529 Total expenses 14,479 10,769 28,788 23,006 (Loss) income before income taxes (13,364) (63,069) (20,309) (137,193) (Benefit from) provision for income taxes (1) (1) 69 (2) Net (loss) income (13,363) (63,068) (20,378) (137,191) Dividends on preferred stock 3,601 3,600 7,201 7,200 Net (loss) income attributable to common stockholders $ (16,964) $ (66,668) $ (27,579) $ (144,391) Basic (loss) earnings per weighted average common share $ (0.35) $ (1.31) $ (0.57) $ (2.84) Diluted (loss) earnings per weighted average common share $ (0.35) $ (1.31) $ (0.57) $ (2.84) Dividends declared per common share $ 0.05 $ 0.05 $ 0.10 $ 0.20 Weighted average number of shares of common stock outstanding: Basic 48,030,130 50,939,476 48,347,634 50,842,004 Diluted 48,030,130 50,939,476 48,347,634 50,842,004 Net (loss) income attributable to common stockholders $ (16,964) $ (66,668) $ (27,579) $ (144,391) Comprehensive (loss) income $ (16,964) $ (66,668) $ (27,579) $ (144,391)

Quarterly Per Share Calculations 22 ($ in millions, except per share data) (unaudited) Q2 2024 Q3 2024 Q4 2024 Q1 2025 Q2 2025 GAAP Net (loss) income attributable to common stockholders $ (66.7) $ (34.6) $ (42.4) $ (10.6) $ (17.0) Adjustments: Provision (Benefit from) for Credit Losses $ 60.8 $ 27.9 $ 37.2 $ 3.8 $ 11.0 Non-Cash Equity Compensation $ 1.5 $ 2.5 $ 0.4 $ 2.4 $ 2.2 Depreciation and Amortization Expense on Real Estate Owned $ 1.2 $ 1.9 $ 1.9 $ 1.4 $ 2.1 (Gain)/Loss on Real Estate Owned $ — $ — $ — $ — $ (0.3) Loss on Extinguishment of Debt $ 0.8 $ — $ — $ — $ — Distributable Earnings (Loss) Before Realized Gains and Losses* $ (2.5) $ (2.2) $ (3.0) $ (3.0) $ (2.0) Write-offs $ (6.6) $ (44.6) $ (95.2) $ (24.6) $ (36.1) Recoveries of Previous Write-offs $ — $ 8.8 $ — $ — $ — Gain/(Loss) on Real Estate Owned $ — $ — $ — $ — $ 0.3 Accumulated Depreciation and Amortization on REO Sale $ — $ — $ — $ — $ (7.6) Distributable Earnings (Loss)* $ (9.1) $ (38.0) $ (98.2) $ (27.7) $ (45.3) Basic Wtd. Avg. Common Shares 50,939,476 50,526,492 49,492,595 48,668,667 48,030,130 Distributable Earnings (Loss) Before Realized Gains and Losses* per Basic Common Share $ (0.05) $ (0.04) $ (0.06) $ (0.06) $ (0.04) Distributable Earnings (Loss)* per Basic Common Share $ (0.18) $ (0.75) $ (1.98) $ (0.57) $ (0.94) * Distributable Earnings (Loss) Before Realized Gains and Losses and Distributable Earnings (Loss) are non-GAAP measures. See definitions in this appendix Due to rounding, figures may not result in the totals presented GAAP BOOK VALUE PER SHARE ($ in millions, except per share data) (unaudited) June 30, 2024 September 30, 2024 December 31, 2024 March 31, 2025 June 30, 2025 Total Equity $ 704.7 $ 667.9 $ 619.2 $ 604.8 $ 584.3 Series A Preferred Stock (liquidation preference $25.00 per share) $ 205.7 $ 205.7 $ 205.7 $ 205.7 $ 205.7 Non-controlling interest $ 0.1 $ 0.1 $ 0.1 $ 0.1 $ 0.1 Common Stockholders’ Equity $ 498.8 $ 462.0 $ 413.4 $ 398.9 $ 378.5 Common Shares Outstanding 50,684,117 49,957,557 48,801,690 48,389,097 47,394,519 Book Value per Common Share Outstanding $ 9.84 $ 9.25 $ 8.47 $ 8.24 $ 7.99 RECONCILIATION OF GAAP TO NON-GAAP MEASURES

($ in thousands) 9/30/2024 12/31/2024 3/31/2025 6/30/2025 ASSETS Loans Held-for-Investment $ 2,340,332 $ 2,097,375 $ 1,937,659 $ 1,823,279 Allowance for credit losses (256,770) (199,727) (177,282) (151,968) Carrying Value $ 2,083,562 $ 1,897,648 $ 1,760,377 $ 1,671,311 LIABILITIES Other liabilities impact* $ 2,239 $ 1,303 $ 2,880 $ 3,104 Total allowance for credit losses $ (259,009) $ (201,030) $ (180,162) $ (155,072) Financial Statements Impact of CECL Reserves 23 • Total allowance for credit losses of $(155.1) million, of which $3.1 million is related to future funding obligations and recorded in other liabilities • Loans reported on the balance sheet are net of the allowance for credit losses ($ in thousands) Q2 2025 Change in allowance for credit losses: Loans held-for-investments $ 25,314 Other liabilities* $ (224) Total change in allowance for credit losses $ 25,090 * Represents estimated allowance for credit losses on unfunded loan commitments

▪ Beginning with our Annual Report on Form 10-K for the year ended December 31, 2024, and for all subsequent reporting periods ending on or after December 31, 2024, we have elected to present Distributable Earnings (Loss), a non-GAAP measure, as a supplemental method of evaluating our operating performance. In order to maintain our status as a REIT, we are required to distribute at least 90% of our taxable income to stockholders, subject to certain distribution requirements. Distributable Earnings (Loss) is intended to over time serve as a general, though imperfect, proxy for our taxable income. As such, Distributable Earnings (Loss) is considered a key indicator of our ability to generate sufficient income to pay dividends on our common stock, which is the primary focus of income-oriented investors who comprise a meaningful segment of our stockholder base. We believe providing Distributable Earnings (Loss) on a supplemental basis to our net income (loss) and cash flow from operating activities, as determined in accordance with GAAP, is helpful to stockholders in assessing the overall operating performance of our business. ▪ For reporting purposes, we define Distributable Earnings (Loss) as net income (loss) attributable to our stockholders, computed in accordance with GAAP, excluding: (i) non-cash equity compensation expenses; (ii) depreciation and amortization; (iii) any unrealized gains (losses) or other similar non-cash items that are included in net income (loss) for the applicable reporting period (regardless of whether such items are included in other comprehensive income or in net income (loss) for such period); and (iv) certain non-cash items and one- time expenses. Distributable Earnings (Loss) may also be adjusted from time to time for reporting purposes to exclude one-time events pursuant to changes in GAAP and certain other material non-cash income or expense items approved by a majority of our independent directors. The exclusion of depreciation and amortization from the calculation of Distributable Earnings (Loss) only applies to debt investments related to real estate to the extent we foreclose upon the property or properties underlying such debt investments. Distributable Earnings (Loss) 24

▪ While Distributable Earnings (Loss) excludes the impact of the unrealized non-cash current provision for credit losses, we expect to only recognize such potential credit losses in Distributable Earnings (Loss) if and when such amounts are deemed non-recoverable. This is generally at the time a loan is repaid, or in the case of foreclosure, when the underlying asset is sold, but nonrecoverability may also be concluded if, in our determination, it is nearly certain that all amounts due will not be collected. The realized loss amount reflected in Distributable Earnings (Loss) will equal the difference between the cash received, or expected to be received, and the carrying value of the asset, and is reflective of our economic experience as it relates to the ultimate realization of the loan. During the three months ended June 30, 2025, we recorded provision for credit losses of $11.0 million, which has been excluded from Distributable Earnings (Loss), consistent with other unrealized gains (losses) and other non-cash items pursuant to our existing policy for reporting Distributable earnings (Loss) referenced on slide 22. During the three months ended June 30, 2025, we recorded $(2.1) million, in depreciation and amortization on REO and related intangibles, which has been excluded from Distributable Earnings (loss) consistent with other unrealized gains (losses) and other non-cash items pursuant to our existing policy for reporting Distributable Earnings (Loss) referenced on slide 22. ▪ Distributable Earnings (Loss) does not represent Net (loss) income attributable to common stockholders or cash flow from operating activities and should not be considered as an alternative to GAAP Net (loss) income attributable to common stockholders, or an indication of our GAAP cash flows from operations, a measure of our liquidity, or an indication of funds available for our cash needs. In addition, our methodology for calculating Distributable Earnings (Loss) may differ from the methodologies employed by other companies to calculate the same or similar supplemental performance measures, and, accordingly, our reported Distributable Earnings (Loss) may not be comparable to the Distributable Earnings (Loss) reported by other companies. ▪ We believe it is useful to our stockholders to present Distributable Earnings (Loss) Before Realized Gains and Losses, a non-GAAP measure, to reflect our run-rate operating results as (i) our operating results are mainly comprised of net interest income earned on our loan investments net of our operating expenses, which comprise our ongoing operations, (ii) it helps our stockholders in assessing the overall run-rate operating performance of our business, and (iii) it has been a useful reference related to our common dividend as it is one of the factors we and our Board of Directors consider when declaring the dividend. We believe that our stockholders use Distributable Earnings (Loss) and Distributable Earnings (Loss) Before Realized Gains and Losses, or a comparable supplemental performance measure, to evaluate and compare the performance of our company and our peers. Distributable Earnings (Loss) (cont’d) 25

Other Definitions 26 Realized Loan Portfolio Yield ▪ Provided for illustrative purposes only. Calculations of realized loan portfolio yield are based on a number of assumptions (some or all of which may not occur) and are expressed as monthly equivalent yields that include net origination fees and exit fees and exclude future fundings and any potential or completed loan amendments or modifications Fundings ▪ Increases in a loan’s principal balance, including new originations, fundings on loan commitments, upsizings, capitalized deferred interest, paid-in-kind (PIK) interest and short-sales with loan assumptions Net (loss) Attributable to Common Stockholders ▪ GAAP net (loss) attributable to our common stockholders after deducting dividends attributable to our cumulative redeemable preferred stock Initial LTV at Origination ▪ The initial loan amount (plus any financing that is pari passu with or senior to such loan) divided by the as is appraised value (as determined in conformance with USPAP) as of the date the loan was originated set forth in the original appraisal Stabilized LTV at Origination ▪ The fully funded loan amount (plus any financing that is pari passu with or senior to such loan), including all contractually provided for future fundings, divided by the as stabilized value (as determined in conformance with USPAP) set forth in the original appraisal. As stabilized value may be based on certain assumptions, such as future construction completion, projected re-tenanting, payment of tenant improvement or leasing commissions allowances or free or abated rent periods, or increased tenant occupancies Non-MTM ▪ Non-mark-to-market Original Term (Years) ▪ The term of the loan through the initial maturity date at origination. Does not include any extension options and has not been updated to reflect any subsequent extensions or modifications, if applicable Recourse Leverage Ratio ▪ Borrowings outstanding on repurchase facilities and secured credit facility, less cash, divided by total stockholders’ equity REO ▪ Real estate owned Repayments ▪ Reductions in a loan’s principal balance, including full loan repayments, partial loan repayments, principal amortization, cost- recovery for non-accrual loans and capitalized deferred interest repayments

Other Definitions (cont’d) 27 Resolutions ▪ Reductions in a loan’s principal balance, including discounted payoffs, loan sales related to collateral dependent loans, REO conversions and write-offs Senior Loans ▪ A loan primarily secured by a first priority lien on commercial real property and related personal property and also includes, when applicable, any companion subordinate loans Total Leverage Ratio ▪ Borrowings outstanding on repurchase facilities, secured credit facility and CLO’s, less cash, divided by total stockholders’ equity Write-offs ▪ The portion of the unpaid principal balance of a loan that the Company charges off. Write-offs typical occur with loan resolutions but may occur should a loan that is not collateral dependent be modified with an agreed on unpaid principal balance reduction

Company Information 28 Granite Point Mortgage Trust Inc. is an internally-managed real estate finance company that focuses primarily on directly originating, investing in and managing senior floating rate commercial mortgage loans and other debt and debt-like commercial real estate investments. Granite Point was incorporated in Maryland on April 7, 2017, and has elected to be treated as a real estate investment trust for U.S. federal income tax purposes. For more information regarding Granite Point, visit www.gpmtreit.com Contact Information: Corporate Headquarters: 3 Bryant Park, 24th Floor New York, NY 10036 212-364-5500 New York Stock Exchange: Symbol: GPMT Investor Relations: Chris Petta Investor Relations 212-364-5500 Investors@gpmtreit.com Transfer Agent: Equiniti Trust Company P.0. Box 64856 St. Paul, MN 55164-0856 800-468-9716 www.shareowneronline.com Citizens Steven DeLaney (212) 906-3517 Keefe, Bruyette & Woods Jade Rahmani (212) 887-3882 UBS Doug Harter (212) 882-0080 Analyst Coverage:* *No report of any analyst is incorporated by reference herein and any such report represents the sole views of such analyst